sclabs
know your medicine

Certification card

www.sclabs.com

BOG

Battle Mountain Genetics



Total THC	Total CBD
27.17 %	0.06 %

THC	0.37 %	CBD	ND
THCA	26.80 %	CBDA	0.06 %
CBN	ND		

Total Active Cannabinoids 27.81 %

Sample ID: 1709078004

Date Tested 09/07/2017

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This cannabis has been tested by SC Laboratories In compliance with CA Prop 215 and SB 420

Santa Cruz, CA I 831.475.1844 I info@sclabs.com I sclabs.com